THE NOTTINGHAM INVESTMENT TRUST II

The Brown Capital Management Small Company Fund
(the “Small Company Fund” or, the “Fund”)

Supplement dated September 9, 2011 to the Fund’s prospectus
and statement of additional information dated July 15, 2011

           This Supplement is to give notice that effective after the close of business on October 3, 2011 (the “Closing Date”), The Brown Capital Management Small Company Fund will be closed to new investors. The closure applies to new investors that purchase the Fund directly or through financial intermediaries although exceptions may be permitted for financial advisors trading through omnibus platforms. Existing shareholders will be permitted to make additional investments after the Closing Date in any account that held shares of the Fund as of the Closing Date. The closure is consistent with Brown Capital Management, LLC’s commitment to protect the interest of the Fund’s investments and to ensure the Fund can be managed effectively for existing shareholders.

          For additional information regarding certain allowable new accounts or questions concerning the closing to new investors, please call the Fund at 1.877.892.4BCM.

          The Fund reserves the right to reopen to new investors after the Closing Date.

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Brown Capital Management Mutual Funds
1-877-892-4BCM

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE